Emergence Presentation September 22, 2020

Cautionary Statements Forward-Looking Statements: The data and/or statements contained in this presentation that are not historical facts are forward-looking statements, as that term is defined in Section 21E of the Securities Exchange Act of 1934, as amended, that involve a number of risks and uncertainties. Such forward-looking statements may be or may concern, among other things, our ability to capitalize on the reorganization process and operate successfully on a long-term basis, the extent and length of the drop in worldwide oil demand due to the COVID-19 coronavirus, the impact of resurgence of the COVID-19 case or mortality levels, or the extent to which the pandemic extends into 2021 and the economic impact of the same, financial forecasts, future hydrocarbon prices and their volatility, future liquidity sources and their adequacy to support our anticipated future activities, together with assumptions based on current and projected production levels, oil and gas prices and oilfield costs, current or future expectations or estimations of our cash flows or the impact of changes in commodity prices on cash flows, availability of capital, borrowing capacity, price and availability of advantageous commodity derivative contracts or the predicted cash flow benefits therefrom, forecasted capital expenditures, drilling activity or methods, including the timing and location thereof, the nature of any future asset purchases or sales or the timing or proceeds thereof, estimated timing of commencement of CO2 flooding of particular fields or areas, including Cedar Creek Anticline (“CCA”), or the availability of capital for CCA pipeline construction, or its ultimate cost or date of completion, timing of CO2 injections and initial production responses in tertiary flooding projects, development activities, finding costs, anticipated future cost savings, capital budgets, interpretation or prediction of formation details, production rates and volumes or forecasts thereof, hydrocarbon reserve quantities and values, CO2 reserves and supply and their availability, potential reserves, barrels or percentages of recoverable original oil in place, levels of tariffs or other trade restrictions, the likelihood, timing and impact of increased interest rates, the impact of regulatory rulings or changes, outcomes of pending litigation, prospective legislation affecting the oil and gas industry, environmental regulations, mark-to-market values, competition, rates of return, estimated costs, changes in costs, future capital expenditures and overall economics, worldwide economic conditions, the likelihood and extent of an economic slowdown, and other variables surrounding operations and future plans. Such forward-looking statements generally are accompanied by words such as “plan,” “estimate,” “expect,” “predict,” “forecast,” “to our knowledge,” “anticipate,” “projected,” “preliminary,” “should,” “assume,” “believe,” “may” or other words that convey, or are intended to convey, the uncertainty of future events or outcomes. Such forward-looking information is based upon management’s current plans, expectations, estimates, and assumptions and is subject to a number of risks and uncertainties that could significantly and adversely affect current plans, anticipated actions, the timing of such actions and our financial condition and results of operations. As a consequence, actual results may differ materially from expectations, estimates or assumptions expressed in or implied by any forward-looking statements made by us or on our behalf. Among the factors that could cause actual results to differ materially are fluctuations in worldwide oil prices or in U.S. oil prices and consequently in the prices received or demand for our oil and natural gas; evolving political and military tensions in the Middle East; decisions as to production levels and/or pricing by OPEC or production levels by U.S. shale producers in future periods; levels of future capital expenditures; trade disputes and resulting tariffs or international economic sanctions; success of our risk management techniques; accuracy of our cost estimates; access to and terms of credit in the commercial banking or other debt markets; fluctuations in the prices of goods and services; the uncertainty of drilling results and reserve estimates; operating hazards and remediation costs; disruption of operations and damages from well incidents, hurricanes, tropical storms, forest fires, or other natural occurrences; acquisition risks; requirements for capital or its availability; conditions in the worldwide financial, trade and credit markets; general economic conditions; competition; government regulations, including changes in tax or environmental laws or regulations; including those that could follow the November 2020 U.S. elections and unexpected delays, as well as the risks and uncertainties inherent in oil and gas drilling and production activities or that are otherwise discussed in this presentation, including, without limitation, the portions referenced above, and the uncertainties set forth from time to time in our other public reports, filings and public statements. Statement Regarding Non-GAAP Financial Measures: This presentation also contains certain non-GAAP financial measures including adjusted EBITDAX. Any non-GAAP measure included herein is accompanied by a reconciliation to the most directly comparable U.S. GAAP measure along with a statement on why the Company believes the measure is beneficial to investors, which statements are included at the end of this presentation. Note to U.S. Investors: Current SEC rules regarding oil and gas reserves information allow oil and gas companies to disclose in filings with the SEC not only proved reserves, but also probable and possible reserves that meet the SEC’s definitions of such terms. We disclose only proved reserves in our filings with the SEC. Denbury’s proved reserves as of December 31, 2018 and December 31, 2019 were estimated by DeGolyer and MacNaughton, an independent petroleum engineering firm. In this presentation, we may make reference to probable and possible reserves, some of which have been estimated by our independent engineers and some of which have been estimated by Denbury’s internal staff of engineers. In this presentation, we also may refer to one or more of estimates of original oil in place, resource or reserves “potential,” barrels recoverable, “risked” and “unrisked” resource potential, estimated ultimate recovery (EUR) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible (2P and 3P reserves), include estimates of resources that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. These estimates, as well as the estimates of probable and possible reserves, are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk. NYSE:DEN 2

Denbury Overview

A Unique Energy Business

- CO_2 Enhanced Oil Recovery (EOR) is our primary focus
- Low base decline rate and low capital intensity
- CO_2 expertise and assets position Denbury to lead in Carbon Capture, Use and Storage (CCUS)

Fundamentally Geared to Crude Oil

- Industry-leading 97% oil production
- Superior crude quality (mid-30s API gravity, low sulfur)

Industry Leader in Reducing CO_2 Emissions

- Annually injecting >3 million tons of industrial sourced CO_2 into our reservoirs
- Potential to reach full carbon neutrality this decade with CCUS, including downstream scope 3 emissions

NYSE: **DEN**
Market Cap: **$0.9B**
Enterprise Value: **$1.2B**



Rocky Mountain Region

2Q20 Production
50,190 BOE/d

YE19 Proved O&G Reserves
230 MMBOE

YE19 Proved CO_2 Reserves
5.9 Tcf



Plano HQ
Gulf Coast Region
Current CO2 Pipelines
Planned CO2 Pipelines
Denbury Owned Fields
CO2 Sources

Strategically Advantaged Operations

- Vertically integrated CO_2 supply and distribution network with >1,000 miles of CO_2 pipelines
- Cost structure largely independent from industry
- Asset base diversity mitigates single basin risk

Value Sustaining Organic Growth Upside

- Over 1B BOE proved + EOR and exploitation potential
- Ability to generate significant free cash flow at a low $40s oil price

Positioned for the Future

- Delevered balance sheet provides significant flexibility
- Strategic focus aligned with the Energy Transition

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The CO_2 EOR Process

CO_2 Enhanced Oil Recovery (EOR) can produce nearly as much oil from a reservoir as was produced in either primary or secondary recovery

CO_2 EOR Process Overview



CO_2 Injection Well
Source CO_2
from Natural or Industrial Sources
Recycled CO_2
CO_2 Recycle Facility
Oil Sales
Production Well
Oil Reservoir

CO_2 is injected into the reservoir, moves through the reservoir, and combines with oil that it contacts	The CO_2/oil combination then continues moving through the reservoir and into nearby production wells	Once on the surface, the oil and CO_2 are separated, the oil is processed for sale and the produced CO_2 is recycled into the reservoir along with supplemental source CO_2	Nearly all of the source CO_2 volume used in EOR operations is ultimately stored in secure underground containment

Example Recovery of Original Oil in Place



Primary ~20%
Secondary (Waterfloods) ~18%
CO_2 EOR (Tertiary) ~17%

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Significant CO2 EOR Potential in the U.S. Denbury's assets and pipeline infrastructure are well positioned in key EOR potential basins 2.8 to 6.6 MT Billion Barrels ND Rocky Mountain Region(2) 33-83 Billion Barrels of Technically WY Recoverable Oil(1,2) Permian 9-21 East & Central Texas 6-15 Mid-Continent 6-13 Denbury’s fields represent California 3-7 ~10% of total potential(3) South East Gulf Coast 3-7 Rockies 2-6 Other 0-5 MS Existing Denbury CO Pipelines Michigan/Illinois 2-4 2 Planned Denbury CO2 Pipeline Williston 1-3 TX CO2 Pipeline owned by Others LA Denbury owned oil fields Appalachia 1-2 CO2 Source Owned or Contracted 3.7 to 9.1 1) Source: 2013 DOE NETL Next Gen EOR. 2) Total estimated recoveries on a gross basis utilizing CO2 EOR. Billion Barrels 3) Using approximate mid-points of ranges, based on a variety of recovery factors. Gulf Coast Region(2) NYSE:DEN 5

Gulf Coast Region YE19 Reserves Summary(1) (MMBOE) Proved + Tertiary Potential Tertiary Reserves Proved 118 Potential 277 Non-Tertiary Reserves Proved 21 Total MMBOE(2) 416 Proved + Tertiary Potential by Field(3) Mature Area 25 Conroe 130 Delhi 20 Hastings 30 – 65 Heidelberg 25 Manvel 10 Oyster Bayou 20 Tinsley 25 Denbury Operated CO2 Pipelines Denbury Owned Fields – Current CO2 Floods Thompson 20 – 40 (4) Denbury Planned CO2 Pipelines Denbury Owned Fields – Potential CO2 Floods Webster 40 – 75 Naturally-Occurring CO Source Fields Owned by Others – CO EOR Candidates 2 2 W. Yellow Creek 5 Industrial CO2 Sources Note: See “Slide Notes” on slide 20 in the appendix to this presentation for footnote explanations. NYSE:DEN 6

Rocky Mountain Region



MT
ND
WY
Cedar Creek Anticline Area (CCA)
CCA CO_2 Pipeline ~105 Miles
Bell Creek
Gas Draw
Greencore Pipeline 232 Miles
Lost Cabin (COP)
Hartzog Draw
Salt Creek
Grieve
Shute Creek (XOM)
Denbury Operated CO_2 Pipelines
Denbury Planned CO_2 Pipelines
CO_2 Pipelines Owned by Others
CO_2 Resources Owned or Contracted
Denbury Owned Fields – Current CO_2 Floods
Denbury Owned Fields – Potential CO_2 Floods
Fields Owned by Others – CO_2 EOR Candidates

YE19 Reserves Summary[1] (MMBOE)

Proved + Tertiary Potential	
Tertiary Reserves	
Proved	21
Potential	538
Non-Tertiary Reserves	
Proved	71
Total MMBOE[2]	**630**

Proved + Tertiary Potential by Field[3]	
Bell Creek	30
Cedar Creek Anticline Area	400 – 500
Gas Draw	10
Grieve	4
Hartzog Draw	30 – 40
Salt Creek	25 – 35

Note: See "Slide Notes" on slide 20 in the appendix to this presentation for footnote explanations.

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New Denbury: Positioned for the Future “We are better positioned to compete in a dynamic and evolving energy Restructured Denbury can generate significant free cash market and capitalize on the many opportunities ahead, including flow at a low $40s oil price leveraging our expertise and our strategic assets into an emerging carbon capture, use and storage business .” – Chris Kendall Untapped potential in CO2 EOR & Emerging Leader in CCUS Business Strategic Reducing CO2 Strong Growth Emissions CCA CO2 EOR Management Balance Sheet & Acquisitions development is our key & Financial Annually injecting organic growth & Corporate Positioned to be Discipline >3 million metric opportunity; plan to Structure an opportunistic tons of industrial- move forward as soon as aggregator of sourced CO2 into 4 new and 3 Maintaining a practical conservative assets that align our reservoirs continuing Board with our strategy members balance sheet is a CCUS Gulf Coast top priority Potential to reach opportunities are Delevered balance full carbon No changes to materializing rapidly; management team sheet creates neutrality this Disciplined plan to leverage our approach to significant decade with CCUS, Renamed to flexibility including infrastructure and Denbury Inc. and capital allocation and cost control downstream Scope expertise to be a leader in new NYSE ticker: 3 emissions this emerging business DEN NYSE:DEN 8

Carbon Capture, Use and Storage (CCUS) Overview

CCUS – both through CO_2 EOR or direct CO_2 injection – is a proven technology with the potential for safe, long-term, deep underground containment of hundreds of millions of tons of industrial sourced CO_2

CO_2 Used in EOR & Stored



Natural or Industrial CO2
CO2 pipeline
Inject CO2 into Oilfield
CO2 Recycled & Stored
CO2 Injection Well
Source CO2
Recycled CO2
Oil Sales
CO2 Recycle Facility
Production Well

CO_2 Directly Stored



Industrial CO2
CO2 pipeline
Inject CO2 into Saline Formations
CO2 Stored
CO2 Injection Well
Source CO2
Geologic storage in saline formations

A proven process

CCUS is an effective, low cost solution using existing, proven processes and technology

Experience gained from decades of safe CO_2 EOR operations translates directly into safe CCUS operations

Reduces atmospheric CO_2

CCUS has the potential to drive a significant reduction in atmospheric CO_2 emissions

The NPC's 2019 CCUS report identified a reasonable path where the volume of CO_2 captured in the U.S. would increase over the next 15 years to ~150 million tons per year, >500% above current levels

Supported by government policy

CCUS policy has bipartisan support and is critical to providing the economic and legal framework for investment in CCUS projects

The 45Q tax credit structure provides the capturing parties a tax credit of \$35/ton for CO_2 used in EOR operations and \$50/ton for CO_2 directly stored in geologic formations

Source: National Petroleum Council (NPC) 2019 Report, Meeting the Dual Challenge: A Roadmap to At-Scale Deployment of Carbon Capture, Use and Storage

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Denbury is Strategically Positioned to Lead in CCUS

20+ years of CO_2 EOR experience gives Denbury a significant head start

Advantaged Assets & Expertise

- Strategically located, 100% owned Green CO_2 pipeline along the Gulf Coast can transport >800 MMcf/d (>16 MM tons/year) of CO_2
- Extensive (>1,000 miles) pipeline network ideally suited for transporting captured CO_2 to either EOR or permanent storage sites
- Multiple CO_2 sources and destinations across our infrastructure provide the necessary operational flexibility to ensure reliable CCUS operations
- Proven expertise in:
  - Identification and evaluation of geologic targets for safe and secure CO_2 storage
  - Planning, constructing, and safely operating CO_2 pipelines and processing infrastructure
  - Safely and efficiently injecting CO_2 and monitoring underground



LA
MS
TX
Green Pipeline
~320 Miles
>800 MMcf/d
>16 MM tons CO_2/year
Mississippi River
Nutrien
Existing CO_2 Source
Air Products
Existing CO_2 Source
CO_2 Emission Sites
Potential CO_2 Sources
Houston Energy Corridor
Gulf of Mexico
Denbury Owned Fields – Current CO_2 Fields
Denbury Owned Fields – Potential CO_2 Fields
Contracted Industrial CO_2 Sources
Potential Industrial CO_2 Sources

~36 MM tons / year of CO_2 are currently emitted within ~5 miles of Denbury's Green Pipeline[1] corridor, with significant additional development planned

Through its extensive EOR experience Denbury is an ***industry leader*** *in the use of* ***4D seismic imaging*** *to* ***identify and monitor*** *placement of CO_2 in underground reservoirs*



1) 2017 EPA Greenhouse Gas Reporting Program data.

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Reorganization Key Accomplishments & Timeline Key Accomplishments of Reorganization Eliminated $2.1 billion in bond debt Reduced cash interest by $165 million annually (~$9/BOE) All pre-restructuring lender banks supported Denbury during the process and upon exit Pre-packaged plan supported a fast and efficient process Entered in Restructuring Filed pre-packaged Emerged from Support Agreement (RSA) Court Confirmed Plan reorganization plan Chapter 11 with banks, second lien and of Reorganization convertible noteholders under Chapter 11 Proceedings July 28 July 30 Sept 2 Sept 18 NYSE:DEN 11

Debt Restructuring Highlights

Eliminated $2.1 billion in bond debt and reduced annual cash interest by $165 million


Pre-Restructuring
Post-Restructuring
Pro forma TTM leverage ratio 0.5x(1)
$2,490
$246
$226
$1,593
$160
$265
$2.1 billion in Debt Converted to New Equity and/or Warrants
$257(2)
$117
$140
6/30/2020
9/18/2020 Emergence Date(3)
(in millions, unless otherwise noted)
Sr. Secured Credit Facility
Pipeline / Capital Lease Debt
Sr. Secured 2nd Lien Notes
Convertible Sr. Notes
Sr. Subordinated Notes

Capital Structure Overview

New Equity Summary

- Initial 50 million shares outstanding
- Holders of Second Lien Notes received 95% of new equity
- Holders of Convertible Notes received 5% of new equity plus 100% of Series A Warrants[4]
- Holders of Sr. Sub. Notes received ~55% of Series B Warrants[4]
- Existing Shareholders received ~45% of Series B Warrants[4]

New Sr. Secured Credit Facility

- $575 million borrowing base
- $382 million availability after $53 million LCs
- Semi-annual redeterminations beginning May 1, 2021
- Maturity Date: January 30, 2024
- Covenants:
  - Total Debt / EBITDAX: < 3.50x at 12/31/2020
  - Current Ratio: > 1.00x at 12/31/2020

1) Calculated based on estimated net debt balance as of Emergence Date of 9/18/20 divided by 6/30/20 TTM Adjusted EBITDAX. Adjusted EBITDAX is a non-GAAP measure; see slide 22 indicating why the Company believes this non-GAAP measure is useful for investors.
2) Pipeline / Capital Lease Debt amount at the Emergence Date represents preliminary estimates. On August 7, 2020, the counterparty to the NEJD Pipeline debt drew $41 million under a letter of credit provided by Denbury under its bank credit facility, thereby reducing the NEJD Pipeline debt balance. Reinstatement or immediate payment in full of Genesis NEJD Pipeline debt (and terms thereof) is in dispute with the counterparty, Genesis, with a status conference before the Bankruptcy Court scheduled for October 1, 2020.
3) Emergence date of 9/18/20 represents the effective date of the Joint Chapter 11 Plan of Reorganization as filed on July 30, 2020.
4) Series A Warrants represent rights to purchase 2.6 MM shares at $32.59 per share and Series B Warrants represent rights to purchase 2.9 MM shares at $35.41 per share.

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Continued Strong Governance with a Post-Reorganization Board Governance • 6 out of 7 directors are independent, including independent Chairman of the Board • Long-standing female board representation since 2012 Strong corporate governance is essential to fulfilling our obligations to our stakeholders and • ISS Governance Rating of “2” (out of 10) September 2020 to operating as a responsible corporate citizen • Code of Conduct and Ethics Rated “A” by NYSE Governance Services (Top 1%) • 4 new and 3 continuing members 3 Continuing Board Members 4 New Board Members Dr. Kevin Meyers Chris Kendall Lynn Peterson Anthony Abate Caroline Angoorly James Chapman Brett Wiggs Director Since 2011 Joined Denbury in 2015 Director Since 2017 New Director 2020 New Director 2020 New Director 2020 New Director 2020 Chairman of the Board Director, President and Nominating/Corporate Audit* and Compensation Nominating/Corporate Compensation* and Audit Committee and Compensation Chief Executive Officer Governance* and Audit Committee Governance Committee Nominating/Corporate Committee Committee Governance Committee See full biographies for the Board Members at www.denbury.com *Reflects Committee Chairperson NYSE:DEN 13

An Industry Leader in Reducing CO2 Emissions Combined Scope 1 and Scope 2 CO2 Emissions Net Negative Environment Average of 2018 and 2019 The only U.S. public company of scale where Combined Captured Net Negative injecting CO2 into the ground to produce oil is Scope 1 & 2 Emissions Industrial-Sourced CO2 CO2 Emissions our primary business 1.8 million 3.2 million = – 1.4 million metric tons – metric tons metric tons of our Natural CO2 ~30% CO2 is industrial sourced Industrial CO2 NYSE:DEN 14

Committed to Operating Safely and Responsibly • Achieved our best Total Recordable Incident Rate (TRIR) in 2019; on track for Social further improvement in 2020 • Safety targets explicitly tied to executive compensation We maintain a long-standing commitment to the highest standards for the safety and • Comprehensive training and development program including safety, leadership, development of our employees, contractors and and diversity training local communities • Matched >$250,000 employee charitable donations over last 6 years • CEO is the 2020/2021 Chair of Dallas Board of the American Heart Association Total Recordable Incident Rate (TRIR) 2 1.5 1 0.5 0 2014 2015 2016 2017 2018 2019 Consistent sustainability reporting (2014-2019) in accordance with GRI Standards Our most recent Corporate Responsibility Report can be accessed on our website at: csr.denbury.com NYSE:DEN 15

Hedge Portfolio – As of September 21, 2020

			2020		2021	2022
			2H	FY	FY	1H
Fixed Price Swaps	WTI NYMEX	***Volumes Hedged (Bbls/d)***	***13,500***	***10,641***	***5,000***	***3,000***
		Swap Price[1]	$40.52	$41.46	$44.27	$44.52
	Argus LLS	***Volumes Hedged (Bbls/d)***	***7,500***	***6,754***	–	–
		Swap Price[1]	$51.67	$53.43	–	–
3-Way Collars	WTI NYMEX	***Volumes Hedged (Bbls/d)***	***9,500***	***13,354***	–	–
		Sold Put Price[1][2]	$47.93	$48.07	–	–
		Floor Price[1]	$57.00	$57.02	–	–
		Ceiling Price[1]	$63.25	$63.11	–	–
	Argus LLS	***Volumes Hedged (Bbls/d)***	***5,000***	***6,740***	–	–
		Sold Put Price[1][2]	$52.80	$52.85	–	–
		Floor Price[1]	$61.63	$61.71	–	–
		Ceiling Price[1]	$70.35	$69.35	–	–
		Total Volumes Hedged	**35,500**	**37,489**	**5,000**	**3,000**
		% of 2Q20 Volumes (BOE/d)	**71%**	**75%**	**10%**	**6%**
Weighted Averages		**Fixed Price Swaps – Weighted Avg. Price (WTI NYMEX)**	**$40.52**	**$41.46**	**$44.27**	**$44.52**
		Fixed Price Swaps – Weighted Avg. Price (Argus LLS)	**$51.67**	**$53.43**	**–**	**–**
		3-Way Collars – Weighted Avg. Floor Less Sold Put (All)	**$8.99**	**$8.92**	**–**	**–**

Required Hedging Under Credit Facility[3]

% of Proved Developed Producing (PDP) production

- **65%** *(8/1/20-7/31/21)*
- **35%** *(8/1/21-7/31/22)*

1) Averages are volume weighted.
2) If oil prices were to average less than the sold put price, receipts on settlement would be limited to the difference between the floor price and sold put price.
3) The Company has until 12/31/20 to complete the required hedging under the Senior Secured Credit Facility.

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Industry-Leading Oil Weighting Oil Production 2Q20 NGL Production 97% Oil % Liquids Production Peer Average 67% 67% Liquids 63% 63% 62% 60% 61% 57% Peer Average 52% Oil 51% 47% 48% 47% 36% 37% 33% (1) (1) (1) (1) DNR Peer A Peer B Peer C Peer N Peer D Peer F Peer G Peer E Peer H Peer J Peer I Peer K Peer M Peer L Source: Company filings for the second quarter ended 6/30/2020. Peers include CLR, CRC, CXO, DVN, LPI, MRO, MUR, NBL, OAS, PDCE, PXD, SM , WLL and WPX. 1) NGL production is not reported separately for this entity. NYSE:DEN 17

Our Vision To be recognized as the world leader in CO2 Enhanced Oil Recovery, significant in scale, financially secure, and strategically positioned through our expertise and our assets to lead the industry in the emerging Carbon Capture, Use and Storage (CCUS) business NYSE:DEN 18

Appendix NYSE:DEN 19

Slide Notes Slide 6 – Gulf Coast Region Slide 7 – Rocky Mountain Region 1) Proved tertiary and non-tertiary oil and natural gas reserves based upon year-end 1) Proved tertiary and non-tertiary oil and natural gas reserves based upon year-end 12/31/19 SEC pricing and have not been adjusted for the March 2020 sale of half of 12/31/19 SEC pricing. Potential includes probable and possible tertiary reserves the Company’s working interest position in Webster, Thompson, Manvel and East estimated by the Company as of 12/31/19, using the mid-point of ranges, based upon Hastings totaling 4.1 million barrels of non-tertiary reserves. Potential includes a variety of recovery factors and long-term oil price assumptions, which also may probable and possible tertiary reserves estimated by the Company as of 12/31/19, include estimates of resources that do not rise to the standards of possible reserves. using the mid-point of ranges, based upon a variety of recovery factors and long-term See slide 2, “Cautionary Statements” for additional information. oil price assumptions, which also may include estimates of resources that do not rise 2) Total reserves in the table represent total proved plus potential tertiary reserves, using to the standards of possible reserves. See slide 2, “Cautionary Statements” for the mid-point of ranges, plus proved non-tertiary reserves, but excluding additional additional information. potential related to non-tertiary exploitation opportunities. 2) Total reserves in the table represent total proved plus potential tertiary reserves, using 3) Field reserves shown are estimated proved plus potential tertiary reserves. the mid-point of ranges, plus proved non-tertiary reserves, but excluding additional potential related to non-tertiary exploitation opportunities. 3) Field reserves shown are estimated proved plus potential tertiary reserves. 4) Potential tertiary oil reserves represent 100% of Denbury’s current working interest in Webster. Any future tertiary development would be subject to elective partner participation that would result in a reduction of Denbury’s current working interest. NYSE:DEN 20

Non-GAAP Measures

Reconciliation of net income (loss) (GAAP measure) to adjusted EBITDAX (non-GAAP measure)

	2019					2020		
In millions	Q1	Q2	Q3	Q4	FY	Q1	Q2	TTM
Net income (loss) (GAAP measure)	($26)	$147	$73	$23	$217	$74	($697)	($528)
Adjustments to reconcile to Adjusted EBITDAX								
Interest expense	17	20	23	21	82	20	21	84
Income tax expense (benefit)	(11)	65	37	13	104	(11)	(102)	(63)
Depletion, depreciation, and amortization	57	58	55	63	234	97	55	271
Noncash fair value losses (gains) on commodity derivatives	92	(26)	(35)	64	94	(122)	86	(8)
Stock-based compensation	3	4	3	3	12	2	1	9
Gain on debt extinguishment	—	(100)	(6)	(50)	(156)	(19)	—	(75)
Write-down of oil and natural gas properties	—	—	—	—	—	73	662	735
Severance-related expense	—	—	—	19	19	—	2	21
Noncash, non-recurring and other[1]	6	1	(5)	(1)	1	2	11	9
Adjusted EBITDAX (non-GAAP measure)	$138	$169	$145	$155	$607	$116	$39	$455

1) Excludes pro forma adjustments related to qualified acquisitions or dispositions under the Company's senior secured bank credit facility.

Adjusted EBITDAX is a non-GAAP financial measure which management uses and is calculated based upon (but not identical to) a financial covenant related to "Consolidated EBITDAX" in the Company's senior secured bank credit facility, which excludes certain items that are included in net income, the most directly comparable GAAP financial measure. Items excluded include interest, income taxes, depletion, depreciation, and amortization, and items that the Company believes affect the comparability of operating results such as items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Management believes Adjusted EBITDAX may be helpful to investors in order to assess the Company's operating performance as compared to that of other companies in its industry, without regard to financing methods, capital structure or historical costs basis. It is also commonly used by third parties to assess leverage and the Company's ability to incur and service debt and fund capital expenditures. Adjusted EBITDAX should not be considered in isolation, as a substitute for, or more meaningful than, net income, cash flow from operations, or any other measure reported in accordance with GAAP. Adjusted EBITDAX may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDAX, EBITDAX or EBITDA in the same manner.

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